UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)      May 16, 2006
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                           ENZON PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)



         Delaware                       0-12957                22-2372868
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(State or other jurisdiction         (Commission        (IRS Identification No.)
     of incorporation)                 File No.)


        685 Route 202/206, Bridgewater, New Jersey               08807
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         (Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code      (908) 541-8600
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(Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

 [ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS

On May 16, 2006, Enzon Pharmaceuticals, Inc. ("Enzon") issued a press release announcing the commencement of a private placement of convertible senior notes. A copy of Enzon's press release dated May 16, 2005 is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

      Exhibit No.                            Description
      -----------                            -----------

         99.1                Press Release of Enzon Pharmaceuticals, Inc.
                             dated May 16, 2006

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 16, 2006


                                         By: /s/ Paul S. Davit
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                                             Paul S. Davit
                                             Executive Vice President,
                                             Human Resources
























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